UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2007

AMERICAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8137 (Commission File Number)	59-6490478 (IRS Employer Identification No.)

3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 735-2200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On October 1, 2007, American Pacific Corporation (the “Company”) made available on its website, www.apfc.com, certain management and financial information about the Company in the form of slides, which slides are furnished as Exhibit 99.1 hereto and incorporated herein by reference. The slides include the Company’s guidance for the fiscal year ended September 30, 2007 (“fiscal year 2007”), as previously included in the Company’s press release of July 31, 2007 that was furnished to the Securities and Exchange Commission (the “SEC”) in the Company’s Form 8-K of the same date. Such guidance has remained unchanged since its initial release on July 31, 2007. The slides, or modifications thereof, may be used in connection with management presentations by officers of the Company to various investors and others from time to time in the foreseeable future. The Company reserves the right to discontinue the availability of the slides on the Company’s website at any time.
The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference). The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. Additionally, this information is intended to be an overview and should be considered in the context of the information disclosed in the Company’s other filings with the SEC as well as other publicly-disclosed information about the Company.
The information incorporated herein by reference includes references to EBITDA, Adjusted EBITDA, segment EBITDA and other ratios calculated based on these financial measures. These measures are supplemental financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). Our non-GAAP financial measures should not be considered as an alternative to GAAP measures, such as operating income, income from continuing operations, net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity. These non-GAAP financial measures have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the Company’s operating results or cash flows as reported under GAAP. Some of these limitations are: (i) they do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments; (ii) they do not reflect changes in, or cash requirements for, the Company’s working capital needs; (iii) they do not reflect interest expense or cash requirements necessary to service interest or principal payments on the Company’s debt; (iv) although depreciation is a non-cash charge, the assets being depreciated may be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; (v) they are not adjusted for all non-cash income or expense items that are reflected in the Company’s statements of cash flows; and (vi) other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures. We have included reconciliation of these non-GAAP financial measures to their most directly comparable historical financial measures calculated and presented in accordance with GAAP as follows:
EBITDA-based measures and other ratios calculated based on these financial measures are presented solely as a supplemental disclosure because management believes that they are useful performance measures that are widely used within the industry. In addition, EBITDA is a significant measurement for covenant compliance under the Company’s credit facilities. EBITDA is not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.
EBITDA, Adjusted EBITDA and Margins
EBITDA. We compute EBITDA as operating income (loss) plus depreciation and amortization, interest and other income, and stock-based compensation expense.

Adjusted EBITDA and Adjusted EBITDA Margin. We compute adjusted EBITDA as EBITDA plus environmental remediation charges. We compute Adjusted EBITDA margin as Adjusted EBITDA divided by revenues.
Segment EBITDA and Segment EBITDA Margin. We compute segment EBITDA as segment operating income plus segment depreciation and amortization. We compute segment EBITDA margin as segment EBITDA divided by segment revenues.
Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin. We compute pro forma adjusted EBITDA as adjusted EBITDA plus the pro forma affect to include historical EBITDA of the fine chemicals business of GenCorp Inc., or “AFC Business,” for periods prior to its inclusion in our consolidated financial statements on November 30, 2005. We compute pro forma adjusted EBITDA Margin as pro forma adjusted EBITDA divided by pro forma revenues.
RECONCILIATION OF SEGMENT OPERATING INCOME TO SEGMENT EBITDA

	Twelve Months Ended June 30, 2007
	Specialty	Fine	Aerospace	Other
	Chemicals	Chemicals	Equipment	Businesses	Total
Segment revenues	$50,870	$94,727	$16,588	$2,817	$165,002

Segment operating income (a)	$17,667	$13,605	$645	$613	$32,530
Depreciation and amortization	5,155	14,691	143	12	20,001

Segment EBITDA (a)	$22,822	$28,296	$788	$625	$52,531

EBITDA Margin — Segment EBITDA as a percentage of segment revenues	45%	30%	5%

(a)	Segment operating income and Segment EBITDA exclude corporate expenses
RECONCILIATION OF REVENUE TO PRO FORMA REVENUE AND RECONCILIATION OF NET INCOME (LOSS) AND OPERATING INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND PRO FORMA ADJUSTED EBITDA

	Year Ended September 30,
	2005	2006	2007 (b)
Consolidated revenues	$67,813	$141,904	$175,000
Fine chemicals pro forma adjustment (c)	64,568	18,242	—

Pro forma consolidated revenues	$132,381	$160,146	$175,000

Net income (loss)	$(9,691)	$(3,894)
Adjustments:
Extraordinary gain	(1,554)	—
Loss from discontinued operations	702	891
Income tax provision (benefit)	(8,367)	(4,300)
Interest expense	—	11,431
Interest and other income	(1,398)	(1,069)

Operating income (loss)	(20,308)	3,059	$17,000
Depreciation and amortization	5,639	20,181	23,000
Interest and other income	1,398	1,069	—
Stock-based compensation expense	—	359	—

EBITDA	(13,271)	24,668	40,000
Environmental remediation charges	22,400	3,600	—

Adjusted EBITDA	9,129	28,268	40,000
Fine chemicals pro forma adjustment (c)	11,471	1,907	—

Pro forma adjusted EBITDA	$20,600	$30,175	$40,000

Pro forma adjusted EBITDA as a percentage of consolidated revenues	15.6%	18.8%	22.9%

(b)	Based on the Company’s guidance for the Company’s fiscal year 2007 provided as part of the Company’s press release of July 31, 2007 regarding the Company’s fiscal 2007 third quarter financial results.

(c)	Pro forma adjustment to include revenues from the AFC Business as if the acquisition of the AFC Business had occurred on October 1, 2004. The amount included in the Company’s fiscal year ended September 30, 2005 represents the year ended August 31, 2005. The amount included in the Company’s fiscal year ended September 30, 2006 represents the two months ended November 30, 2005.
Cautionary Note Regarding Forward-Looking Statements
This report and the information incorporated herein by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning or relating to the Company’s anticipated financial results for fiscal year 2007, statements regarding the Company’s expectations, beliefs or intentions regarding the future and other statements of management’s opinion. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, including financial results, market performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to, the risk of any reduction or changes in NASA or U.S. government military spending, the loss of any one of our limited number of customers, the failure of continued appropriations by Congress for our customers’ existing or future U.S. government contracts, cost over-runs on our fixed price contracts, termination by the U.S. government of its contracts at its convenience, failure to comply with our customer’s specification and manufacturing instructions or timing and delivery requirements, schedule delays in our manufacturing processes, complex procurement regulations, environmental concerns, our substantial amount of debt, the restrictive debt covenants and the cost of servicing such debt, the ability to secure and maintain adequate liquidity to manage our operations, the hazardous nature of our product, the disruption of the supply of key raw materials, our inability to adapt to rapid technological changes and the other risks and uncertainties detailed in the Company’s periodic and other filings with the SEC, including in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Risk Factors in the Company’s Form 10-K for the fiscal year ended September 30, 2006 and in the Company’s most recent Form 10-Q for the quarterly period ended June 30, 2007. All forward-looking statements in this document, including those that are incorporated herein by reference, are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Management Presentation.*

*	Furnished, not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: October 1, 2007	By:	/s/ John R. Gibson
John R. Gibson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Management Presentation.*

*	Furnished, not filed.